UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 6, 2026

(Date of earliest event reported)

CHRONOSCALE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-37854	42-3357005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2440 Sand Hill Road, Suite 400, Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(650) 977-4969

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CHRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On November 6, 2026, ChronoScale Holdings Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (1) the election of directors, (2) the ratification of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2027, (3) the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers, (4) the ratification of certain restricted stock awards granted to non-employee directors, and (5) the approval of the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals. The final voting results were as follows:

1. The election of each of Wes Cummins, Ella Benson, Ying Cenly Chen, William M. Clancy, Douglas Miller, Richard Nottenburg and Andrew Schaap as directors to hold office until the Company’s 2027 Annual Meeting of Stockholders, in each case, until his or her successor is duly elected and qualified or he or she is otherwise unable to complete his or her term. The votes were cast for this matter as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Wes Cummins	141,051,576	12,406	1,382,624
Ella Benson	141,056,198	7,784	1,382,624
Ying Cenly Chen	141,057,012	6,970	1,382,624
William M. Clancy	141,058,257	5,725	1,382,624
Douglas Miller	141,058,245	5,737	1,382,624
Richard Nottenburg	141,058,328	5,654	1,382,624
Andrew Schaap	141,058,244	5,738	1,382,624

2. The votes were cast as follows with respect to the proposal to ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2027:

Votes For	Votes Against	Abstentions
142,417,127	20,556	8,923

3. The votes were cast as follows with respect to the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s definitive proxy statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,001,650	53,135	9,197	1,382,624

4. The votes were cast as follows with respect to the proposal to ratify certain restricted stock awards to non-employee directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
140,412,964	642,461	8,557	1,382,624

5. The votes were cast as follows with respect to the proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals:

Votes For	Votes Against	Abstentions
141,565,630	815,179	65,797

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	November 6, 2026	By:	/s/ Jerome Wong
		Name:	Jerome Wong
		Title:	Chief Financial Officer